EXHIBIT 10.110

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Pledge Agreement") is made and entered into as of this 8th day of September, 2000, between APPLE SUITES, INC., a Virginia corporation (hereinafter referred to as the "Pledgor") and FIRST UNION NATIONAL BANK, a national banking association (hereinafter referred to as the "Pledgee");

                                   WITNESSETH:

         WHEREAS, Pledgor and Pledgee have entered into that certain Credit Agreement dated as of September 8, 2000 (the "Credit Agreement" with capitalized terms not otherwise defined herein used with the same meanings as in the Credit Agreement); and

         WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement the Pledgor is required to execute and deliver this Pledge Agreement.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each to the other, the parties hereto do hereby agree as follows:

         1. CREATION OF PLEDGE INTEREST. As collateral pledge for the due and punctual payment and performance of the Obligations, Pledgor hereby sets over, transfers, hypothecates, grants, assigns, pledges and conveys to Pledgee, its successors and assigns, a pledge and continuing Pledge interest in and to one hundred percent (100%) of Pledgor's ownership interest in Apple Suites General, Inc.; Apple Suites, L.P., Inc.; Apple Suites SPE I, Inc.; Apple Suites SPE II, Inc. and Apple Suites Pennsylvania Business Trust (the "Subsidiary Interest") and its interest in all Equity Proceeds (the "Equity Interest") and all proceeds thereof (the "Collateral").

         2. PROTECTION OF PLEDGE INTEREST.

            a. Pledgor will, upon request of Pledgee, execute such financing statements, notices of lien, notices of assignment and continuations or amendments to any of the foregoing, and other documents (and pay the costs of filing or recording the same in all public offices deemed necessary by the Pledgee) and do such other acts and things, all as Pledgee may from time to time request to establish and maintain a valid Pledge interest in the Collateral to secure the payment and performance of the Obligations. Pledgor hereby constitutes and appoints the President and any Vice President of the general partner of Pledgee as its attorney-in-fact with full power and authority to execute all documents necessary to perfect and keep perfected the Pledge interest created hereby. This power of attorney is a special power of attorney coupled with an interest and shall be irrevocable by Pledgor.

            b. Pledgor will furnish the Pledgee such information concerning the Pledgor and the Collateral as Pledgee may from time to time reasonably request.

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            c. To the extent that Pledgor's  Subsidiary  Interest is represented by stock certificates,  Pledgor shall deliver such stock certificates to Pledgee
along  with  either  an   appropriate   endorsement   on  each   certificate  or
properly-executed stock powers in form and substance satisfactory to Lender.

            d. Pledgor will, concurrently with the granting of this Pledge interest in the Collateral, place notations on its books and records disclosing the Pledge interest of Pledgee in such Collateral and will cause its
Subsidiaries   to  make  such   notations  on  the  books  and  records  of  the
Subsidiaries.

            e. Pledgor will reimburse Pledgee for all expenses, including reasonable attorneys' fees and disbursements, incurred by Pledgee, in seeking to collect or enforce any rights hereunder, and, in case of Default, incurred by Pledgee in seeking to collect the obligations and liabilities of Pledgor secured hereby and to enforce its rights hereunder.

         3. VOTING AND SALE.

            a. At all times prior to Default, Pledgor shall have the right, in its discretion, to cast all votes required with respect to the Subsidiary Interest. Pledgor agrees that from and after any Default, then any votes or consents which may be sought from the Pledgor as an owner of the Subsidiary Interest will be made by the Pledgee.

            b. At all times prior to a Default, the Pledgee acknowledges that the Pledgor is entitled to all dividends or distributions which may be made to Pledgor as a result of Pledgor's ownership of the Subsidiary Interest (each such payment, a "Collateral Payment"). Upon the request of the Lender following the occurrence and during the continuance of an Event of Default (and subject to the requirements of applicable law), the Pledgor will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to the Lender (or to the Pledgor in care of the Lender) at such address as the Lender may designate. The Pledgor will reimburse the Lender promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Lender in seeking to collect any Collateral Payment.

         4. PLEDGEE RIGHTS AND REMEDIES UPON DEFAULT. Upon the occurrence of a Default, Pledgee shall then have all of the rights and remedies of a Pledgee under the Uniform Commercial Code as it is enacted in the State of North Carolina, and under any other applicable law.

         The proceeds realized from any sale or disposition of the Collateral shall be used to satisfy the following items, and in the order herein listed:

            i. expenses of preparing for sale and selling of the Collateral, specifically including Pledgee's reasonable attorneys' fees and both legal and collection expenses next, to


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            ii.  the  expense  of  liquidating  any  liens,   Pledge  interests,
      attachments or encumbrances superior to the Pledge interest herein created and finally, to

            iii. payment of and cost of performance of all Obligations.

Any surplus which shall remain shall be paid to Pledgor or as otherwise provided by law or as a court of competent jurisdiction shall direct.

         5. MISCELLANEOUS.

            a. Pledgee shall have the right at all times to enforce the provisions of this Pledge Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom on its part in refraining from so doing at any time. No waiver of any other default or of the same default at a future time, and no single or partial exercise by Pledgee of any right or remedy shall preclude any other or future exercise of that or of any other right or remedy. The provisions, rights and remedies hereof are cumulative and concurrent to and with those of all other agreements and documents held by Pledgee in connection with the indebtedness herein described. Time is of the essence of this Pledge Agreement.

            b. Use of the neuter pronoun herein shall include the feminine and masculine, and use of the singular pronoun shall include the plural. All rights of the Pledgee shall inure to the benefit of its successors and assigns and such assignee shall have all privileges, rights, and remedies afforded Pledgee hereunder or as otherwise provided by law; and all obligations of the Pledgor shall bind its respective successors and assigns.

            c. This Pledge Agreement has been delivered in the State of North Carolina and shall be construed in accordance with the laws of this State. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Pledge Agreement.

            d. All notices herein required shall be in writing and shall be transmitted by hand delivery or by certified mail, return receipt requested, to the last known address of the Pledgor and Pledgee.


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

         IN WITNESS WHEREOF, Pledgor and Pledgee have caused this Pledge Agreement to be executed all as of the day and year first above written.

                                      PLEDGOR

                                      APPLE SUITES, INC., a Virginia corporation


                                      By: /s/ Glade M. Knight
                                          --------------------------------------
                                      Name:  Glade M. Knight
                                             -----------------------------------
                                      Title: Chief Executive Officer
                                             -----------------------------------


                                      PLEDGEE

                                      FIRST UNION NATIONAL BANK, a national
                                      banking association


                                      By: /s/ John A. Schissal
                                          --------------------------------------
                                      Name:  John A. Schissal
                                             -----------------------------------
                                      Title: Director
                                             -----------------------------------






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